UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2013 (December 3, 2013)

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	1-5224	06-0548860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive New Britain, Connecticut	06053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 3, 2013, Stanley Black & Decker, Inc. (the “Company”) completed public offerings of (i) 3,450,000 of its Equity Units (the “Equity Units”), including 450,000 Equity Units pursuant to the underwriters’ exercise of their over-allotment option in full, and (ii) $400,000,000 aggregate principal amount of its 5.75% Fixed-to-Floating Rate Junior Subordinated Debentures due 2053 (the “Debentures”). The Equity Units and the Debentures were each offered under the Company’s Registration Statement on Form S-3ASR (Registration No. 333-170817), which was originally filed with the Securities and Exchange Commission on November 16, 2011.

Equity Units Offering

Purchase Contract and Pledge Agreement

Each Equity Unit initially consist of a unit referred to as a Corporate Unit (as defined below) with a stated amount of $100 comprised of (i) a contract to purchase from the Company, on November 17, 2016, for a price of $100, a number of newly-issued shares of the Company’s common stock, par value $2.50 per share (the “Common Stock”), equal to the applicable settlement rate (each a “Purchase Contract” and collectively the “Purchase Contracts”), that were issued under the Purchase Contract and Pledge Agreement, dated as of December 3, 2013 (the “Purchase Contract Agreement”), among the Company, The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent, and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary and (ii) a 10% undivided interest in a $1,000 principal amount 2.25% junior subordinated note due 2018 (a “Note” and, each 10% undivided interest thereof together with a Purchase Contract, a “Corporate Unit”). The Notes are pledged to the Company to secure the Equity Unit holders’ obligations under the Purchase Contract Agreement to purchase the Common Stock. The Purchase Contract Agreement includes customary agreements and covenants by the Company.

The Equity Units may be converted into “Treasury Units” or “Cash Settled Units,” as provided in the Purchase Contract Agreement. Holders of Equity Units will be entitled to receive, quarterly in arrears on February 17, May 17, August 17 and November 17 of each year commencing on February 17, 2014, cash distributions consisting of interest payments on the Notes and contract adjustment payments of 4.00% per year on the stated amount of $100 per Equity Unit payable by the Company, subject to its right to defer interest and contract adjustment payments in certain instances.

The Purchase Contract Agreement and the Forms of Corporate Unit, Treasury Unit and Cash Settled Unit representing the Equity Units are filed as Exhibits 4.1, 4.4, 4.5 and 4.6 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The descriptions of the material terms of the Purchase Contract Agreement and the Forms of Corporate Unit, Treasury Unit and Cash Settled Unit representing the Equity Units are qualified in their entirety by reference to such exhibits.

Fourth Supplemental Indenture

The Notes were issued under the Indenture, dated November 22, 2005 (the “Initial Indenture”), as supplemented by the Fourth Supplemental Indenture, dated December 3, 2013 (“Fourth Supplemental Indenture”), between the Company and HSBC Bank USA, National Association, as trustee (the “Trustee”). The Initial Indenture, as supplemented by the Fourth Supplemental Indenture, includes customary agreements and covenants by the Company.

The Notes are the Company’s unsecured obligations and rank equally in right of payment with its other unsecured junior subordinated indebtedness from time to time outstanding. The Notes will mature on November 17, 2018. Interest on the Notes will be payable on February 17, May 17, August 17 and November 17 of each year, beginning on February 17, 2014. The interest rate on the Notes is 2.25% per annum. The Company may defer contract adjustment payments on the Equity Units and interest payments on the Notes in certain circumstances. The Notes may be remarketed in certain circumstances. If the remarketing is successful, the interest rate on the Notes may be reset, interest will be payable on a semi-annual basis, the ranking of the Notes will change so that they will rank senior to the Company’s existing and future junior subordinated indebtedness and junior to existing and future senior indebtedness, and interest payments on the Notes will no longer be deferrable.

The Initial Indenture, the Fourth Supplemental Indenture, the Form of Unpledged Note and Form of Pledged Note are filed as exhibits 4.2, 4.3, 4.7 and 4.8 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The descriptions of the material terms of the Initial Indenture, the Fourth Supplemental Indenture, the Form of Unpledged Note and Form of Pledged Note are qualified in their entirety by reference to such exhibits.

Capped Call Transaction

The Company used a portion of the net proceeds of the Equity Units offering to enter into capped call transactions with counterparties.

The Debentures

The Debentures were issued under the Initial Indenture, as supplemented by the Fifth Supplemental Indenture, dated December 3, 2013 (the “Fifth Supplemental Indenture”), between the Company and the Trustee. The Indenture, as supplemented by the Fifth Supplemental Indenture, includes customary agreements and covenants by the Company.

The Debentures are the Company’s unsecured obligations and rank equally in right of payment with its other unsecured junior subordinated indebtedness from time to time outstanding. The Debentures will mature on December 15, 2053. The Debentures will bear interest from December 3, 2013, to but excluding December 15, 2018, at an annual rate of 5.75%, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2014 and ending on December 15, 2018. From and including December 15, 2018, the Debentures will bear interest at an annual rate equal to three-month LIBOR plus 4.304%, payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2019. The Company may defer interest payments during one or more deferral periods for up to five consecutive years per deferral period under certain circumstances.

The Debentures are redeemable, in whole or in part, at any time and from time to time, at the Company’s option. The redemption price for the Debentures to be redeemed on any redemption date that is prior to December 15, 2018, will be equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of interest and principal on the Debentures to be redeemed (exclusive of interest accrued and unpaid to, but not including, the date of redemption) discounted to the date of redemption on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the treasury rate plus 50 basis points, plus accrued and unpaid interest. The redemption price for the Debentures to be redeemed on any redemption date that is on or after December 15, 2018, will be equal to 100% of the principal amount of the Debentures being redeemed plus accrued and unpaid interest. In addition, the Company may redeem the Debentures in whole, but not in part, before December 15, 2018, if certain changes in tax laws, regulations or interpretations occur. In such case, the redemption price will be 100% of the principal amount of such Debentures being redeemed plus accrued and unpaid interest. In each case, the Company will pay accrued and unpaid interest to, but not including, the redemption date.

The Fifth Supplemental Indenture and the Form of Debenture are filed as Exhibits 4.9 and 4.10 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The descriptions of the material terms of the Fifth Supplemental Indenture and the Form of Debenture are qualified in their entirety by reference to such exhibits.

Relationships

HSBC Bank USA, National Association is the trustee for our outstanding junior subordinated notes and debentures and The Bank of New York Mellon Trust Company, National Association is the trustee for our outstanding senior notes. HSBC Bank USA, National Association, The Bank of New York Mellon Trust Company, National Association

and their respective affiliates have, from time to time, performed, and may in the future perform, other financial, banking and other services for the Company, for which they received or will receive customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above related to the Purchase Contract Agreement, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Forms of Corporate Unit, Treasury Unit and Cash Settled Unit representing the Equity Units, Form of Pledged Note, Form of Unpledged Note and Form of Debenture, and the corresponding documents filed as Exhibits 4.1 to 4.10 to this Current Report on Form 8-K, are incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

(d) Exhibits

4.1	Purchase Contract and Pledge Agreement, dated December 3, 2013, among the Company, The Bank of New York Mellon Trust Company, National Association, as Purchase Contract Agent, and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

4.2	Indenture, dated as of November 22, 2005, between the Company and HSBC Bank USA, National Association, as Trustee (incorporated by reference to Exhibit 4.5 to the Company’s Form 8-K, dated November 29, 2005).

4.3	Fourth Supplemental Indenture, dated as of December 3, 2013, between the Company and the Trustee, relating to the Notes.

4.4	Form of Corporate Unit (included as part of Exhibit 4.1 hereto).

4.5	Form of Treasury Unit (included as part of Exhibit 4.1 hereto).

4.6	Form of Cash Settled Unit (included as part of Exhibit 4.1 hereto).

4.7	Form of Unpledged Note (included as part of Exhibit 4.3 hereto).

4.8	Form of Pledged Note.

4.9	Fifth Supplemental Indenture, dated December 3, 2013, between the Company and the Trustee, related to the Debentures.

4.10	Form of Debenture (included as part of Exhibit 4.9 hereto).

5.1	Opinion of Donald J. Riccitelli with respect to the legality of the Equity Units.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Stanley Black & Decker, Inc., with respect to the legality of the Equity Units.

5.3	Opinion of Donald J. Riccitelli with respect to the legality of the Debentures.

5.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Stanley Black & Decker, Inc., with respect to the legality of the Debentures.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to Stanley Black & Decker, Inc., with respect to certain tax matters related to the Equity Units.

23.1	Consent of Donald J. Riccitelli (included as part of Exhibits 5.1 and 5.3 hereto).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibits 5.2 and 5.4 hereto).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters (included as part of Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.

By:	/s/ Bruce H. Beatt
Name:	Bruce H. Beatt
Title:	Senior Vice President, General Counsel and Secretary

Dated: December 3, 2013

Exhibit Index

Exhibit No.	Exhibit

4.1	Purchase Contract and Pledge Agreement, dated December 3, 2013, among the Company, The Bank of New York Mellon Trust Company, National Association, as Purchase Contract Agent, and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

4.2	Indenture, dated as of November 22, 2005, between the Company and HSBC Bank USA, National Association, as Trustee (incorporated by reference to Exhibit 4.5 to the Company’s Form 8-K, dated November 29, 2005).

4.3	Fourth Supplemental Indenture, dated as of December 3, 2013, between the Company and the Trustee, relating to the Notes.

4.4	Form of Corporate Unit (included as part of Exhibit 4.1 hereto).

4.5	Form of Treasury Unit (included as part of Exhibit 4.1 hereto).

4.6	Form of Cash Settled Unit (included as part of Exhibit 4.1 hereto).

4.7	Form of Unpledged Note (included as part of Exhibit 4.3 hereto).

4.8	Form of Pledged Note.

4.9	Fifth Supplemental Indenture, dated December 3, 2013, between the Company and the Trustee, related to the Debentures.

4.10	Form of Debenture (included as part of Exhibit 4.9 hereto).

5.1	Opinion of Donald J. Riccitelli with respect to the legality of the Equity Units.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Stanley Black & Decker, Inc., with respect to the legality of the Equity Units.

5.3	Opinion of Donald J. Riccitelli with respect to the legality of the Debentures.

5.4	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Stanley Black & Decker, Inc., with respect to the legality of the Debentures.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to Stanley Black & Decker, Inc., with respect to certain tax matters related to the Equity Units.

23.1	Consent of Donald J. Riccitelli (included as part of Exhibits 5.1 and 5.3 hereto).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibits 5.2 and 5.4 hereto).

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters (included as part of Exhibit 8.1 hereto).